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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): September 5, 2000

                                 ESG RE LIMITED
             (Exact Name of Registrant as Specified in its Charter)

         Bermuda                       000-23481              Not Applicable
(State or Other Jurisdiction     (Commission File Number)     (IRS Employer
    of Incorporation)                                       Identification No.)

           16 Church Street                               Not Applicable
        Hamilton HM11, Bermuda                              (Zip Code)
(Address of Principal Executive Offices)

                                 (441) 295-2185
              (Registrant's telephone number, including area code)

          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

In a release dated September 5, 2000 ESG Re Limited (NASDAQ: ESREF) announced the divestiture of its Health Care Division and the resignation of Gerald Moller from its Board of Directors.

ITEM 7. EXHIBITS. Exhibit 99 News Release dated September 5, 2000 is attached.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 6, 2000

                                                  ESG RE LIMITED
                                                  By: /s/ Margaret L. Webster
                                                     ---------------------------
                                                        Margaret L. Webster